Van Kampen Investment Grade Municipal Trust
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
  New York    12/06/  $97.85  363,065,000  1,000,0   0.275%  1.370    First
State Urban     02                           00                %      Albany
Development                                                         Corporatio
Corporation                                                         n, Merrill
                                                                     Lynch &
                                                                    Co, Bear,
                                                                    Stearns &
                                                                     Co Inc,
                                                                     Goldman
                                                                     Sachs &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                       Inc,
                                                                      Lehman
                                                                    Brothers,
                                                                    JP Morgan,
                                                                    M.R. Beal
                                                                    & Company,
                                                                    CIBC World
                                                                     Markets,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                    Ramirez &
                                                                     Co Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                    ed, Advest
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Incorporat
                                                                    ed, Quick
                                                                    & Reilly,
                                                                       Inc,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC


                                                                     Merrill
                                                                     Lynch &
                                                                     Co, Banc
                                                                    of America
                                                                    Securities
Los Angeles                                                            LLC,
  Unified     02/21/  $106.2  2,100,000,0  1,000,0   0.048%  1.360    Lehman
   School       03       2        00         00                %    Brothers,
  District                                                            Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    UBS Paine
                                                                      Webber
                                                                    Inc, E.J.
                                                                    De La Ross
                                                                    & Co, Inc,
                                                                    Prudential
                                                                    Securities
                                                                    Incorporat
                                                                       ed,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                    LLC, U.S.
                                                                     Bancorp
                                                                      Piper
                                                                     Jaffrey



              03/03/  $103.7  $169,640,00  1,000,0   0.906%  0.211
                03       7         0         00                %    JP Morgan,
  New York                                                            Bear,
   State                                                            Stearns &
Environment                                                          Co Inc,
     al                                                              Goldman,
 Facilities                                                          Sachs &
Corporation                                                         Co, Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                    ed, Samuel
                                                                    A. Ramirez
                                                                    & Co, Inc,
                                                                    UBS Paine
                                                                    Webber Inc